EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of the undersigned registrant (the "Company") on Form 10-Q/A for the period ended August 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned officers of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2013

American International Ventures, Inc.

By:  /s/ Brandon Nash

       ___________________________________

       Brandon Nash

       Chief Executive Officer

       (Principal Executive Officer)

By:  /s/ Jack Wagenti

       ___________________________________

       Jack Wagenti

       Chairman, President, Chief Financial Officer

       (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.